Exhibit 99.2

SUMMARY HISTORICAL CONDENSED CONSOLIDATED FINANCIAL DATA AND UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The table below sets forth:

•	our summary historical condensed consolidated financial data for the periods ended and at the dates indicated; and

•	the unaudited pro forma condensed combined financial data for Acadia giving effect to Acadia’s planned acquisition of Priory on February 16, 2016, other acquisitions completed by Acadia, including Acadia’s acquisition of CRC and Partnerships in Care, and the Financing Transactions described in this offering memorandum.

We have derived the historical condensed consolidated financial data for each of the three years in the period ended December 31, 2014 from our audited consolidated financial statements incorporated by reference in this offering memorandum from our Annual Report on Form 10-K for the year ended December 31, 2014. We have derived the summary condensed consolidated financial data as of and for the nine months ended September 30, 2015 and 2014 from our unaudited interim condensed consolidated financial statements incorporated by reference in this offering memorandum from our Quarterly Report on Form 10-Q for the nine months ended September 30, 2015 and 2014. The unaudited financial statements were prepared on a basis consistent with our audited financial statements and include, in the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for the fair statement of the financial information in those statements. The results for the nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the entire fiscal year.

The summary unaudited pro forma condensed combined financial information below for the year ended December 31, 2014, for the nine months ended September 30, 2015 and for the twelve months ended September 30, 2015 gives pro forma effect, in each case as if they occurred on January 1, 2014, to Acadia’s planned acquisition of Priory, acquisitions completed by Acadia, including Acadia’s acquisition of CRC and Partnerships in Care, the offering of the notes described in this offering memorandum, borrowings of $955.0 million under the New TLB Facility and the recently completed equity offering.

The financial data for the twelve months ended September 30, 2015 has been derived by adding our results for the nine months ended September 30, 2015 to our results for year ended December 31, 2014, and then deducting from such amounts our results for the nine months ended September 30, 2014.

The summary historical condensed consolidated financial data below should be read in conjunction with “Unaudited Pro Forma Condensed Combined Financial Information” in this offering memorandum and the consolidated financial statements and the notes thereto of Acadia, Priory, Partnerships in Care and CRC included in, or incorporated by reference into, this offering memorandum.

	Year Ended December 31,			Pro Forma Year Ended December 31, 2014	Pro Forma Nine Months Ended September 30,		Twelve Months Ended September 30, 2015	Pro Forma Twelve Months Ended September 30, 2015
	2012	2013	2014		2014	2015
				(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(In thousands)
Income Statement Data:
Revenue before provision for doubtful accounts	$413,850	$735,109	$1,030,784	$2,751,107	$2,055,807	$2,152,204	$1,625,702	$2,847,504
Provision for doubtful accounts	(6,389)	(21,701)	(26,183)	(35,782)	(27,133)	(27,804)	(31,628)	(36,453)

Revenue	407,461	713,408	1,004,601	2,715,325	2,028,674	2,124,400	1,594,074	2,811,051
Salaries, wages and benefits(1)	239,639	407,962	575,412	1,527,838	1,136,209	1,183,849	874,315	1,575,478
Professional fees	19,019	37,171	52,482	137,596	101,274	116,102	99,546	152,424
Other operating expenses	70,111	128,190	171,277	445,927	328,635	380,315	278,463	497,607
Depreciation and amortization	7,982	17,090	32,667	135,292	101,658	101,318	55,891	134,952
Interest expense, net	29,769	37,250	48,221	198,511	148,561	150,560	92,648	200,047
Provision for doubtful accounts	—	—	—	—	—	—	—	—
Debt extinguishment costs	—	9,350	—	37,957	11,622	9,979	9,979	36,314
Gain on foreign currency derivatives	—	—	(15,262)	—	—	—	1,926	—
Transaction-related expenses	8,112	7,150	13,650	—	—	—	34,231	—
Goodwill and asset impairments	—	—	—	1,089	1,089	—	—	—

Income from continuing operations, before income taxes	32,829	69,245	126,154	231,115	199,626	182,740	147,075	214,229
Income tax provisions	12,325	25,975	42,922	57,779	49,907	45,685	47,333	53,557

Income from continuing operations	20,504	43,270	83,232	173,336	149,719	137,055	99,742	160,672
Income (loss) from discontinued operations, net of income taxes	(101)	(691)	(192)	(4,663)	(6,622)	6	(89)	1,965

Net income	20,403	42,579	83,040	168,673	143,097	137,061	99,653	162,637
Net loss attributable to noncontrolling interests	—	—	—	—	—	464	464	464
Net income attributable to Acadia Healthcare Company, Inc.	$20,403	$42,579	$83,040	$168,673	$143,097	$137,525	$100,117	$163,101

Other Financial Data:
EBITDA(2)				$564,918	$449,845	$434,155	$295,614	$549,228
Adjusted EBITDA(3)				$660,657	$492,381	$498,266	$359,409	$666,542
Cash interest expense(4)				$184,276	$137,917	$138,853		$185,211
Ratio of pro forma net debt to pro forma Adjusted EBITDA(3)(5)								5.35x
Ratio of pro forma Adjusted EBITDA to pro forma cash interest expense(3)(4)								3.60x

	As of September 30, 2015
	Actual	As Adjusted(6)
	(Unaudited)
	(In thousands)
Unaudited As Adjusted Condensed Combined Balance Sheet Data
Cash and cash equivalents	$50,762	$39,485
Total assets	4,145,239	6,940,686
Total debt	2,134,313	3,601,675
Total stockholders’ equity	$1,670,552	$2,586,099

(1)	Salaries, wages and benefits include equity-based compensation expense of $2.3 million, $5.2 million and $10.1 million for the years ended December 31, 2012, 2013 and 2014, respectively.
(2)	EBITDA and adjusted EBITDA are reconciled to net income (loss) in the table below. EBITDA and adjusted EBITDA are financial measures not recognized under GAAP. When presenting non-GAAP financial measures, we are required to reconcile the non-GAAP financial measures with the most directly comparable GAAP financial measure or measures. We define EBITDA as net income (loss) adjusted for loss (income) from discontinued operations, net interest expense, income tax provision (benefit) and depreciation and amortization. We define adjusted EBITDA as EBITDA adjusted for equity-based compensation expense, debt extinguishment costs, transaction-related expenses and other non-recurring costs. See the table and related footnotes below for additional information.
(3)	We present adjusted EBITDA because it is a measure management uses to assess financial performance. We believe that companies in our industry use measures of EBITDA as common performance measurements. We also believe that securities analysts, investors and other interested parties frequently use measures of EBITDA as financial performance measures and as indicators of ability to service debt obligations. While providing useful information, measures of EBITDA, including adjusted EBITDA, should not be considered in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with GAAP and should not be construed as an indication of a company’s operating performance or as a measure of liquidity. Adjusted EBITDA may have material limitations as a performance measure because it excludes items that are necessary elements of our costs and operations. In addition, “EBITDA,” “Adjusted EBITDA” or similar measures presented by other companies may not be comparable to our presentation, because each company may define these terms differently. See “Non-GAAP Financial Measures.”
(4)	Cash interest expense is defined as pro forma interest expense excluding amortization of financing fees and original issue discount.
(5)	Net debt is defined as total debt less cash and cash equivalents.
(6)	Adjusted to give effect to (i) our incurrence of $158.0 million of additional borrowings under our senior secured revolving line of credit under our credit facility, primarily to partially finance the acquisition of five businesses in the United Kingdom and United States, (ii) the acquisition of such five businesses, (iii) the redemption of the 12.875% Senior Notes in November 2015 and (iv) the Transactions. See the “Capitalization” and “Unaudited Pro Forma Condensed Combined Financial Information” sections of this offering memorandum.

	Pro Forma Year Ended December 31,	Pro Forma Nine Months Ended September 30,		Twelve Months Ended September 30,	Pro Forma Twelve Months Ended September 30,
	2014	2014	2015	2015	2015
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
	(In thousands)
Reconciliation of Income from Continuing Operations to Adjusted EBITDA:
Income from continuing operations	$173,336	$149,719	$137,055	$99,742	$160,672
Interest expense, net	198,511	148,561	150,097	92,648	200,047
Income tax provision	57,779	49,907	45,685	47,333	53,557
Depreciation and amortization	135,292	101,658	101,318	55,891	134,952

EBITDA	$564,918	$449,845	$434,155	$295,614	$549,228

Adjustments:
Equity based compensation(a)	$24,304	$8,919	$20,726	$17,659	$36,111
Transaction cost(b)	—	—	—	34,231	—
Debt Extinguishment costs(c)	37,957	11,622	9,979	9,979	36,314
Gain on foreign currency derivative(d)	—	—	—	1,926	—
Management fee(e)	2,270	1,770	226	—	726
Goodwill and asset impairment(f)	1,089	1,089	—	—	—
(Gain) loss on asset disposals(g)	(11,547)	(10,840)	2,512	—	1,805
Legal settlement costs(h)	146	146	—	—	—
Priory reorganization costs(i)	12,575	9,445	4,670		7,800
Priory non-cash rent expense(j)	4,696	3,569	2,948	—	4,075
Effect of Priory sale-leaseback transaction(k)	(18,878)	(16,301)	—	—	(2,577)
Pro forma effect of Priory acquisitions(l)	6,548	5,288	1,197	—	2,457
Restructuring savings(m)	1,069	1,069		—	—
Habit acquisition synergies(n)	510	510	—	—	—
CRC acquisition synergies(o)	15,000	11,250	6,853	—	10,603
Priory acquisition synergies(p)	20,000	15,000	15,000	—	20,000

Adjusted EBITDA	$660,657	$492,381	$498,266	$359,409	$666,542

(a)	Represents the equity based compensation expense of Acadia of $10,058, $6,975, $14,576 and $17,659 and CRC of $14,246, $1,944, $6,150 and $18,452 for the pro forma year ended December 31, 2014, the pro forma nine months ended September 30, 2014 and 2015, and the pro forma twelve months ended September 30, 2015.
(b)	Represents transaction related expenses for Acadia of $34,231 for the twelve months ended September 30, 2015.
(c)	Represents debt extinguishment costs of $9,979 for Acadia related to its September 2015 repayment of $88,300 of its $97,500 of 12.875% senior unsecured notes, the remaining $9,200 was repaid on November 1, 2015, $11,622 for CRC related to its March 2014 debt refinancing transaction, and $26,335 for Priory related to its November 2014 repayment of £244.7 million of its 7.000% senior unsecured notes.
(d)	Represents the change in fair value of foreign currency derivatives purchased by Acadia related to its United Kingdom acquisitions that occurred on April 1 and June 1, 2015.
(e)	Represents management fees paid by CRC to its private equity investor that were eliminated in connection with the acquisition of CRC.
(f)	Represents non-cash impairment of goodwill and other long-lived assets recorded by CRC.
(g)	Represents gains and losses on disposals of assets as follows:
i.	For CRC, (gains) losses of $1,546 ($1,560 of losses and $13 of gains), $594 ($607 of losses and $13 of gains), $22 and $974 for the pro forma year ended December 31, 2014, the pro forma nine months ended September 30, 2014 and 2015, and the pro forma twelve months ended September 30, 2015.
ii.	For Priory, (gains) losses of $(13,093), $(11,434), $2,490 and $831 for the pro forma year ended December 31, 2014, the pro forma nine months ended September 30, 2014 and 2015, and the pro forma twelve months ended September 30, 2015.
(h)	Represents legal settlement costs and legal fees incurred by CRC primarily related to the investigation by the Office of the Attorney General of the State of Tennessee at its New Life Lodge facility. Costs and expected settlement amounts were accrued in 2013 and the settlement was finalized and paid in April 2014.
(i)	Represents restructuring costs, including severance and site closure costs, and legal and professional costs incurred by Priory of $12,575, $9,445, $4,670 and $7,800 for the pro forma year ended December 31, 2014, the pro forma nine months ended September 30, 2014 and 2015, and the pro forma twelve months ended September 30, 2015.

(j)	Represents non-cash rent expense incurred by Priory for the respective periods.
(k)	Represents the pro forma rent expense associated with Priory’s sale-leaseback of six of its properties on November 15, 2014, as if the transaction occurred on January 1, 2014.
(l)	Represents the pro forma effect of Priory’s acquisition of Castlecare on November 28, 2014 and Life Works on September 17, 2015, as if the acquisitions occurred on January 1, 2014.
(m)	Represents the cost savings associated with CRC’s restructuring of its corporate office in the first quarter of 2014 and the restructuring of its youth services in 2014 as if the restructuring occurred on January 1, 2014. These cost savings synergies related primarily to headcount reductions in youth programs as well as to the reduction of other corporate overhead expenses. These cost savings have been fully reflected in our historical results for the nine months ended September 30, 2015, the twelve month period ended September 30, 2015 and the pro forma twelve month period ended September 30, 2015, and, accordingly, no adjustment is presented in any of these periods.
(n)	Represents the cost savings synergies associated with CRC’s acquisition of Habit of $510, which is reflected as an adjustment for the period prior to the March 1, 2014 acquisition date and pro-rated for the year ended December 31, 2014 and the nine months ended September 30, 2014. These cost savings have been fully reflected in our historical results for the twelve month period ended September 30, 2015 and, accordingly, no adjustment is presented in this periods.
(o)	Represents the pro forma effect of cost savings synergies associated with our acquisition of CRC of approximately $15,000 on a pro forma basis for the year ended December 31, 2014 and pro-rated for the nine months ended September 30, 2014. For the pro forma nine months ended September 30, 2015, the amount represents the amount of cost savings on a pro forma basis for the nine months ended September 30, 2015 less actual savings realized and reflected in Acadia’s historical financial statements for the pro forma nine months ended September 30, 2015. The CRC cost savings synergies relate primarily to headcount reductions as well as to the reduction in certain professional and outside service fees across various departments and other general and administrative expenses and are expected to be fully realized by the first quarter of 2017. The actual relative proportions of synergies achieved through workforce reductions and non-headcount savings could differ materially from these estimates. Actual cost savings, the costs required to realize the cost savings and the source of the cost savings could differ materially from these estimates, and we cannot assure you that we will achieve the full amount of cost savings on the schedule anticipated or at all. See “Risk Factors—Risks of the Combined Company Upon Completion of the Acquisition—We made certain assumptions relating to the Partnerships in Care and CRC acquisitions in our forecasts that may prove to be materially inaccurate.”
(p)	Represents the pro forma effect of cost savings synergies associated with our acquisition of Priory of approximately $20,000 on a pro forma annualized basis. We anticipate that we will incur approximately $3,000 in severance and other costs to achieve these synergies. We expect to incur a majority of these costs during the year ending December 31, 2016, and we expect to realize these cost savings synergies over the 24 month period following completion of the acquisition. These cost savings synergies relate primarily to headcount reductions as well as to the reduction in certain professional and outside services fees across various departments and other general and administrative expenses. The actual relative proportion of synergies achieved through workforce reductions and non-headcount savings could differ materially from these estimates. Actual cost savings, the costs required to realize the cost savings and the source of the cost savings could differ materially from these estimates, and we cannot assure you that we will achieve the full amount of cost savings on the schedule anticipated or at all. See “Risk Factors—Risks Relating to the Acquisition—We have made certain assumptions relating to the Acquisition in our forecasts that may prove to be materially inaccurate, and we may be unable to achieve the related cost savings or synergies.”